Exhibit 10.5

GUARANTY AND SECURITY AGREEMENT

This Guaranty and Security Agreement (the “Guaranty”) is made and entered into on July 31, 2018, by and between Pro-Tech Hardbanding Services, Inc., an Oklahoma corporation (the “Guarantor”), and Kodak Brothers Real Estate Cash Flow Fund, LLC, a Texas limited liability company (the “Lender”).

BACKGROUND

A. Concurrently herewith the Guarantor’s parent company, Victory Oilfield Tech, Inc., a Nevada corporation (the “Borrower”), is entering into a loan agreement (the “Loan Agreement”) issuing to the Lender a Secured Convertible Promissory Note in the principal amount of Three Hundred Seventy-Five Thousand ($375,000) (the “Note”) in consideration of a loan or other extension of credit under the Loan Agreement in like amount (the “Loan”). Capitalized terms used and not otherwise defined herein have the meanings set forth in the Loan Agreement or the Note (collectively, the “Loan Documents”), as applicable.

B. The Guarantor is the owner of certain assets used in the operation of its business and is granting to the Lender a security interest in such assets pursuant to this Agreement.

C. The Lender is unwilling to enter make the Loan to the Borrower unless the Guarantor enters into this guaranty and grants the security interest provided for hereunder.

AGREEMENT

NOW, THEREFORE, in consideration of their respective promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Guaranty; Guarantied Obligations. In order to induce the Lender to make the Loan to the Borrower, the Guarantor hereby unconditionally, absolutely and irrevocably guarantees and promises to pay to the Lender, on demand and without offset, in lawful money of the United States, any and all present or future indebtedness and/or obligations of the Borrower owing to the Lender under the Loan Documents and any amendments thereto, including, but not limited to, the repayment to the Lender of all sums which are presently due and owing or which may in the future become due and owing by the Borrower under the Loan Documents or otherwise (the “Guarantied Obligations”). The Guarantor hereby acknowledges that it derives substantial benefit from the Loan and the Loan Documents.

2. Grant of Security Interest.

(a) As security for the prompt payment of the Guarantied Obligations and the timely performance of the Guarantor’s obligations under this Guaranty, the Guarantor hereby grants to the Lender a second-priority security interest (subject to the first priority security interest of Stewart Matheson as more fully described in that certain Intercreditor Agreement, dated on or about the date hereof (the “Intercreditor Agreement”), among the Borrower, the Guarantor, the Lender, Stewart Matheson and Visionary Private Equity Group I LP) in all of the following property of the Guarantor (collectively the “Collateral”):

(i) All accounts, accounts receivable, contract rights, general intangibles related to or arising from any account, debit balances, note, documents, chattel paper, instruments, acceptances, drafts or other forms of obligations and receivables of the Guarantor arising from the sale or lease of inventory or rendition of services by the Guarantor, or on behalf of the Guarantor, in the ordinary course of its business or otherwise (all of the foregoing being herein collectively called “Accounts”), whether or not the same are listed on any schedules, assignments or reports furnished to the Lender from time to time, whether such Accounts are now existing or are created at any time hereafter, and all proceeds therefrom including without limitation, proceeds of insurance thereon and all guaranties, securities, and liens which the Guarantor may hold for the payment of any Accounts, including without limitation, all rights of stoppage in transit, replevin and reclamation and all other rights and remedies of unpaid vendor or lienor, and any liens held by the Guarantor as a mechanic, contractor, subcontractor, processor, materialman, machinist, manufacturer, artisan, or otherwise.

(ii) All documents, instruments, documents of title, policies and certificates of insurance, guaranties, securities, chattel paper, deposits, proceeds of insurance, cash, liens or other property relating to Accounts and owned by the Guarantor or in which the Guarantor has an interest, which are now or may hereafter be in the possession of the Guarantor or as to which the Guarantor may now or hereafter control possession by documents of title or otherwise.

(iii) All books records, customer lists, supplier lists, ledgers, evidences of shipping invoices, purchase orders, sales orders, computer records, lists, software, programs, and all other such evidences of the Guarantor’s business records related to the Accounts, including all cabinets, drawers, etc. that may hold same, all whether now existing or hereafter arising or acquired.

(iv) All of the Guarantor’s tangible property of whatever nature or description, whether real or personal, now or hereafter used, owned, held or leases, including without limitation all furniture, fixtures, equipment, inventory and supplies.

(v) All of the Guarantor’s intangible property of whatever nature or description, including without limitation, all intellectual property, trade names, trademarks, service marks, computer programs (including source code and object code), patents and copyrights now owned or hereafter acquired.

(vi) All renewals, substitutions, replacements, additions, accessions, proceeds, and products of any and all the foregoing.

(b) The Guarantor’s grant of such security interests to the Lender shall secure the payment and performance of the Guaranteed Obligations to the Lender of, and all legal and other professional fees incurred in connection with any of the foregoing. The security interest granted to the Lender hereunder shall be prior to all other interests in the Collateral except as otherwise specified in the Intercreditor Agreement.

(c) Lender acknowledges that the security interests in all Collateral are second priority to the first priority security interests granted by Guarantor to Stewart Matheson in connection with the Pro-Tech Acquisition (as defined in the Intercreditor Agreement).

(d) The Guarantor hereby agrees that the Lender shall have all the rights and remedies of a secured party under the Uniform Commercial Code as in effect from time to time in the State of Oklahoma. The Guarantor agrees that at any time, and from time to time, at the request of the Lender, the Guarantor shall execute and deliver (or cause to be executed and delivered) any and all such further instruments and/or documents (including without limitation, UCC-1 financing statements) as the Lender may consider reasonably necessary or desirable in order to effectuate, complete, perfect or preserve and maintain the lien created hereby. Upon any failure by the Guarantor to do so, the Lender may make, execute, record, file, re-record or refile any and all such instruments and documents for and in the name of the Guarantor; the Guarantor hereby irrevocably appoints the Lender as the agent and attorney-in-fact of the Guarantor to do so; and the Guarantor shall reimburse the Lender, on demand, for all costs and expenses incurred by the Lender in connection therewith, such amount being added to the indebtedness arising under the Loan Documents.

(e) The security interest created hereunder shall terminate upon the payment in full by the Borrower to the Lender of any and all indebtedness, obligations and liabilities arising from, or in any way related to, the Note.

3. Events of Default; Acceleration of Maturity. Subject to the terms of the Intercreditor Agreement, if an Event of Default (as defined in the Note) shall have occurred and be continuing (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any governmental authority), then, in addition to the remedies provided for elsewhere in Loan Documents and this Agreement and without limitation thereof, at the option of the Lender exercised by written notice to the Guarantor, the Lender may (A) foreclose the liens and security interests created under this Guaranty or under any other agreement relating to the Collateral, by any available judicial process, (B) enter any premises where any of the Collateral may be located for the purpose of taking possession or removing the same, and (C) sell, assign, lease or otherwise dispose of the Collateral or any part thereof, either at public or private sale or at any broker’s board, in lots or in bulk, for cash, on credit or otherwise, with or without representations or warranties, and upon such terms as shall be acceptable to the Lender, all at the sole option of the Lender and as the Lender, in its sole discretion, may deem advisable and to the extent permitted by law, the Lender may bid or become a purchaser at any such sale, and the Lender shall have the right, at its option, to apply or be credited with the amount of all or any part of the obligations owing by the Guarantor to the Lender under this Note, against the purchase price bid by the Lender at any such sale. Subject to the terms of the Intercreditor Agreement, the net cash proceeds resulting from the collection, liquidation, sale, lease or other disposition of the Collateral (including, without limitation a sale where the Lender is the purchaser) shall be applied first to the expenses (including reasonable attorneys’ and other professional fees) of retaking, holding, storing, processing and preparing the Collateral for sale, selling, collecting, liquidating and the like, and then to the satisfaction of all such obligations, application as to particular obligations or against principal or any interest to be in the sole discretion of the Lender. The Lender shall give the Guarantor at least five (5) Business Days prior written notice of the time and place of any public sale of Collateral.

4. Suits for Enforcement. In case any one or more of the Events of Default shall have occurred and be continuing, the Lender may proceed to protect and enforce rights of the Lender either by suit in equity or by action at law, or both, whether for the specific performance of any covenant or agreement in this Note or in aid of the exercise of any power granted in this Note, including without limitation, possession or foreclosure on the Collateral securing the Note, or the Lender may proceed to enforce the payment of the Note or to enforce any other legal or equitable right of the Lender.

5. Notice of Action of Claimed Defaults. If a Lender of other obligations of the Guarantor shall give any notice of a claimed default or event of default (as those terms may be defined in the relevant documentation) or shall take any other action with respect to a claimed default or event of default, immediately upon obtaining knowledge thereof, the Guarantor shall give the Lender written notice specifying such action and the nature and status of the claimed default or event of default.

6. Miscellaneous.

(a) Each of the rights, powers and remedies of the Lender provided in this Guaranty or now or hereafter existing at law or in equity shall be cumulative and concurrent, and the exercise by the Lender of any one or more of such rights, powers or remedies shall not preclude the Lender’s simultaneous or later exercise of any or all such other rights, powers, or remedies. No failure or delay on the part of the Lender to exercise any right, power or remedy shall operate as a waiver thereof, and no notice or demand which may be given or made upon the Guarantor by the Lender shall limit or impair the Lender’s right to take any action or to exercise any right, power or remedy without notice or demand.

(b) This Guaranty shall continue and remain in full force and effect until the Guarantied Obligations, together with all accrued interest and costs of collection, have been paid in full and satisfied.

(c) This Guaranty contains the entire understanding of the parties with respect to its subject matter and supersedes all prior agreements, negotiations and understandings, written or oral, with respect to such subject matter. No provision of this Guaranty shall be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

(d) This Guaranty shall be governed by and construed in accordance with the laws of the state of Oklahoma without regard to the principles of conflict of laws.

(e) This Guaranty may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement.

(f) Any notices required or permitted to be given under the terms of this Agreement shall be in writing and sent by U. S. Mail or delivered personally or by overnight courier or via facsimile or e-mail (if via facsimile or e-mail, to be followed within one (1) business day by an original of the notice document via overnight courier) and shall be effective (i) five (5) days after being placed in the mail, if sent by registered mail, return receipt requested, (ii) upon receipt, if delivered personally, (iii) upon delivery by facsimile or e-mail (if received between 8:00 a.m. and 5:00 p.m. Central Time; otherwise delivery shall be considered effective the following day) or (iv) one (1) day after delivery to a courier service for overnight delivery, in each case properly addressed to the party to receive the same. The addresses for such communications shall be as set forth on the signature pages hereto. Each party shall provide written notice to the other party of any change in address.

(g) The headings of this Guaranty are for convenience of reference and shall not form a part of, or affect the interpretation of this Guaranty. No uncertainty or ambiguity herein shall be construed or resolved against the Guarantor or the Lender, whether under any rule of construction or otherwise. This Guaranty shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of the parties.

(h) If any provision of this Guaranty shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Guaranty in that jurisdiction or the validity or enforceability of any provision of this Guaranty in any other jurisdiction.

(i) No party shall assign this Guaranty or any rights or obligations hereunder without the prior written consent of the other parties hereto.

(j) This Guaranty is intended for the benefit of the parties hereto and their respective successors and permitted assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other individual or entity.

(k) Each party shall do and perform, or cause to be done and performed, at his or its expense (subject to any contrary provision in the Note), all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Guaranty and the consummation of the transactions contemplated hereby.

(l) THE PARTIES EACH WAIVE, TO THE EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING RELATING TO THIS GUARANTY.

(m) Upon payment of the Guarantied Obligations in full the security interests provided for under this Guaranty shall be terminated and of no further force and effect.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Guaranty to be duly executed by their respective authorized persons on the date first written above.

GUARANTOR

Pro-Tech Hardbanding Services, Inc.

By:	/s/ Kenneth Hill
Name: Kenneth Hill
Title: President

Address: _______________________________

______________________________________

______________________________________

email: __________________________________

Fax: ___________________________________

LENDER

Kodak Brothers Real Estate Cash Flow Fund, LLC

By: Kodak Brothers Capital Management, LLC, its manager

By:	/s/ Scott C. Kodak
Name: Scott C. Kodak
Title: Manager

Address: _______________________________

______________________________________

______________________________________

email: __________________________________

Fax: ___________________________________